                       AMENDMENT AND FORBEARANCE AGREEMENT

         NBD Bank ("NBD" or "Lender"), Medar, Inc. ("Medar"), Integral Vision, Ltd. ("Integral") and Medar Canada, Ltd. ("Medar Canada"), enter into this Amendment and Forbearance Agreement (this "Agreement"), on December ____, 1998. For convenience (i) Medar and Integral are referred to herein, collectively, as "Borrowers" and, individually, as a "Borrower," (ii) Medar Canada in its capacity as guarantor of Borrowers' debt to NBD, and Integral, in its capacity as guarantor of Medar's debt to NBD, and any other person or entity who guaranteed the obligations of one or both of Borrowers to NBD are referred to herein, collectively, as "Guarantors", and, individually, as a "Guarantor," and
(iii) Borrowers and Guarantors are referred to herein, collectively, as the "Parties" and, individually, as a "Party."

                                    RECITALS

         A. NBD, as lender and secured party, and Borrowers, as borrowers and debtors, are parties to a certain Amended and Restated Revolving Credit and Loan Agreement dated as of July 31, 1998 (as may be amended and with all supplements thereto, the "Credit Agreement"). The Credit Agreement amended and restated a Revolving Credit and Loan Agreement by and among NBD, the Parties and Integral Vision-Aid, Inc. (formerly known as Automatic Inspection Devices) dated August 10, 1995, as amended by agreements dated October 12, 1995, October 31, 1995, March 29, 1996, August 11, 1996, February 27, 1997, March 28, 1997, June 27,
1997, July 15, 1997 and March 16, 1998 (the "Former Loan Agreement"). Integral Vision-Aid, Inc. was merged with and into Medar prior to the execution of the Credit Agreement. Capitalized terms used herein but not defined shall have the meanings given to them in the Credit Agreement.

         B. In furtherance of, and in accordance with, the Credit Agreement, NBD agreed, among other things, to make available to Borrowers (i) a secured committed revolving credit facility in an aggregate principal amount not to exceed $10,000,000 (the "Revolving Credit Facility"), against the security of accounts receivable and inventory described in the Credit Agreement, subject to certain limitations; and (ii) letters of credit in an aggregate amount outstanding not to exceed $500,000 subject to availability under the Revolving Credit Facility.

         C. The Revolving Credit Facility is evidenced by a Revolving Note dated as of July 31, 1998, in the original principal amount of $10,000,000 (the "Revolving Note").

         D. Under the Former Loan Agreement, NBD granted to Medar a loan to purchase equipment (the "Equipment Loan"), which loan is evidenced by an Installment Business Loan Note dated March 20, 1997 in the original principal amount of $131,315.80 (the "Equipment Note").

         E. NBD also extended a term loan to Medar in the original principal amount of $1,500,000 (the "1997 Mortgage Loan"), which loan is evidenced by an Amended and Restated Term Note, dated July 15, 1997, in the original principal amount of $1,500,000 (the "1997

Mortgage Note"), which amended and restated a Term Note dated June 29, 1993 in the original principal amount of $2,500,000. Proceeds of the 1997 Mortgage Note were used to finance property commonly known as 38700 Grand River, Farmington Hills, Michigan (the "Grand River Premises").

         F. In addition, NBD extended a term loan to Medar in the original principal amount of $2,540,000 (the "1995 Mortgage Loan") evidenced by an Installment Business Loan Note dated October 31, 1995 in the original principal amount of $2,540,000 (the "1995 Mortgage Note"). The proceeds of the 1995 Mortgage Note were used to finance property commonly known as 24755 Crestview Court, Farmington Hills, Michigan (the "Crestview Court Premises").

         G. In addition, NBD made available to Medar a business credit card authorization (the "Charge Card Authorization") in the aggregate maximum amount of $60,000 and Instaloans with current amounts outstanding equal to $8,100.30, $68,895.59, $11,865.35 and $12,719.47, respectively (the "Instaloan").

         H. Among other mortgages and security agreements, Medar executed and delivered to NBD (A) General Security Agreement dated March 29, 1996 (as may be amended and with all supplements thereto, the "Medar Security Agreement"), and
(B) a Collateral Assignment of Proprietary Rights and Security Agreement, dated July 15, 1997 (the "Proprietary Rights Agreement"). For convenience, the Medar Security Agreement and the Proprietary Rights Agreement are referred to herein, collectively, as the "Security Agreements."

         I. In addition to the Medar Security Agreement and the Proprietary Rights Agreement, Medar also executed and delivered to NBD (i) an Amended and Restated Mortgage and Security Agreement, dated June 29, 1993, and recorded on August 20, 1993, in Liber 13885, Page 040 of the Oakland County Records (as may be amended and with all supplements thereto, the "1993 Mortgage"), which 1993 Mortgage relates to the Grand River Premises; and (ii) a Future Advance Mortgage dated October 31, 1995, and recorded in Liber 15799, Page 151 of the Oakland County Records (as may be amended and with all supplements thereto, the "1995 Mortgage"), which 1995 Mortgage relates to the Crestview Premises. For convenience, the 1993 Mortgage and the 1995 Mortgage are referred to herein, collectively, as the "Mortgages."

         J. All of the obligations of Borrowers to NBD, whether then existing or thereafter created or arising, are guaranteed by Medar Canada, pursuant to that certain Guaranty and Postponement of Claim dated August 10, 1995 (as may be amended and with all supplements thereto, the "Medar Canada Guaranty"). In connection with the Medar Canada Guaranty, Medar Canada executed and delivered to NBD a General Security Agreement dated May 1, 1996 (the "Medar Canada Security Agreement").

         K. All of the obligations of Medar to NBD, whether then existing or thereafter created or arising, are guaranteed by Integral and secured by Integral's assets pursuant to that




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


certain Composite Guaranty and Debenture dated as of June 7, 1996 (as may be amended and with all supplements thereto, the "Integral Guaranty").

         L. For convenience, the Medar Canada Guaranty and the Integral Guaranty are referred to herein, collectively, as the "Guaranties," and such Guaranties, the Medar Security Agreement and all other documents and instruments executed by any Guarantor in connection therewith are referred to herein, collectively, as the "Guarantor Loan Documents."

         M. For convenience, all of the foregoing documents, mortgages, agreements, assignments and promissory notes set forth in Recitals A through L above, together with any other documents, instruments, agreements or promissory notes executed in connection with, or in furtherance of, any of the foregoing, as amended from time to time, including as amended by this Agreement, but exclusive of all present or future oral agreements between NBD and any one or more of the Parties, are referred to herein, collectively, as the "Loan Documents."

         N. On July 15, 1997, Dorrance Street Capital Advisors, L.L.C. ("Dorrance") and several creditors, including:

                  (a)      Ohio National Fund, Inc./Omni Portfolio;

                  (b)      Maxco, Inc.;

                  (c)      Ohio National Fund, Inc./Social Awareness Portfolio;

                  (d)      Ohio National Fund, Inc./Equity Portfolio;

                  (e) Industrial Boxboard Corporation Profit-Sharing Plan and Trust;

                  (f)      Robert W. Fulk IRA Rollover; and

                  (g) State Street Bank and Trust Company, as Trust for The Textron Master Trust

(collectively, the "Junior Creditors"), executed a Subordination Agreement (the "Textron Subordination Agreement"), whereby the above-referenced creditors and Dorrance subordinated all present and future indebtedness of Medar, Medar Canada and Integral to such creditors (the "Subordinated Debt") in favor of all present and future obligations to NBD (collectively, the "NBD Obligations"), provided, however, that the NBD Obligations shall not exceed $23,000,000 in the aggregate outstanding at any one time, including interest, costs and expenses.

         O. On November 10, 1998 (i) there was $8,837,500.00 in principal owing by Borrowers to NBD under the Revolving Credit Facility, (ii) there was $0 in principal owing by Borrowers to NBD under the Letter of Credit Facility, (iii) there was $89,732.40 in principal



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

owing by Medar to NBD under the Equipment Loan Note, (iv) there was $ 1,187,500.00 in principal owing by Medar to NBD under the 1997 Mortgage Note
(v), there was $2,032,004.00 in principal owing by Medar to NBD under the 1995 Mortgage Note, (vi) there was $41,580.71 in principal owing by Medar to NBD under the Instaloans, and (vii) as of November 15, 1998, there was $34,965.18 in principal owing by Medar to NBD under the Charge Card Authorization, in each case, plus accrued but unpaid interest, costs and expenses (including attorneys' fees) called for by the Credit Agreement or other Loan Documents. For convenience, all of the obligations referred to in the immediately preceding sentence, together with all other principal and interest due or becoming due to NBD, together with the payment of all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from Borrowers to NBD however created, incurred, evidenced, acquired or arising, and whether direct or indirect, primary, secondary, fixed or contingent, matured or unmatured, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise, all of Borrowers' obligations under this Agreement, together with all other present and future obligations of Borrowers to NBD, are referred to herein, collectively, as the "Obligations."

         P. Each Party, jointly and severally, acknowledges and agrees that (i) the Obligations, Guarantors' obligations under the Guarantor Loan Documents, and all other obligations of any one or more of the Parties to NBD are owing to NBD without setoff, recoupment, defense or counterclaim, in law or in equity, of any nature or kind; (ii) the Obligations are secured by valid, perfected, indefeasible, enforceable, first priority liens and security interests in favor of NBD in, among other things all of each Borrowers' instruments, documents, chattel paper, contracts, accounts, contract rights, general intangibles (including patents, trademarks and copyrights), equipment and inventory as more fully described in the Security Agreements. The Obligations are also secured by a first priority lien, security interest and mortgage in favor of NBD with respect to the Grand River Premises and the Crestview Premises, as more fully described in the Mortgages. In addition, Medar Canada's Obligations under the Medar Canada Guaranty are secured by a valid, perfected, indefeasible, enforceable first lien and security interest in, among other things, all of Medar Canada's contracts, contract rights, general intangibles, equipment and inventory, as more fully described in the Medar Canada Security Agreement. For convenience all collateral referred to above, together with all other collateral described in the Loan Documents and all collateral heretofore, simultaneously herewith or hereafter granted to NBD by any one or more of the Parties to secure any of the Obligations or any one or more of the Parties' other obligations to NBD, including, without limitation, the obligations of any one or more of the Guarantors under the Guarantor Loan Documents, is referred to, collectively, as the "Collateral."

         Q. Each Party reaffirms, ratifies, confirms and approves its obligations and duties under the Loan Documents, as modified by this Agreement. Without limiting the generality of the immediately preceding sentence, Guarantors hereby reaffirm, ratify, confirm and approve their obligations and duties under the Guarantor Loan Documents, and the provisions herein, and acknowledge and agree that the Guarantor Loan Documents extend to, and cover, all of the Obligations, including the sums described in Paragraph M above. Each Party, jointly and



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

severally, reaffirms, ratifies and confirms the liens, mortgages, assignments and security interests granted to NBD in the Collateral under the Loan Documents or otherwise.

         R. Borrowers are in default under the Loan Documents for the following reasons:

                  (i) Based on Borrowers' financial statements for the quarter ended September 30, 1998 (the "Third Quarter Financials"), Borrowers' Tangible Net Worth is less than $4,250,000. (The Third Quarter Financials indicate that Borrowers' Tangible Net Worth was $3,857,762);

                  (ii) Based on the Third Quarter Financials, Borrowers' Debt to Tangible Net Worth Ratio exceeds 6.25 to 1.0. (The Third Quarter Financials indicate that Borrowers' Debt to Tangible Net Worth Ratio was 6.74 to 1.0); and

                  (iii) Medar is in default under the Note and Warrant Purchase Agreement dated as of July 15, 1997 by and among Medar and the Junior Creditors.

         For convenience, the above-described defaults are referred to collectively as the "Existing Defaults." Each Party represents and warrants, after due inquiry and investigation, that none of them is aware of any other Events of Default or defaults, or of any event which, with the passage of time, notice, or both, would become an Event of Default or a default under the Loan Documents or this Agreement.

         S. Each Party also acknowledges that based on the Existing Defaults, NBD has the right, without further notice, to enforce its rights under the Loan Documents (including the Guarantor Loan Documents) and applicable law. Further, if NBD took such action, each Party acknowledges that NBD's actions would be within NBD's rights under the Loan Documents (including the Guarantor Loan Documents) and applicable law, and would be reasonable and appropriate under the circumstances.

         T. Each Party acknowledges and agrees that (i) NBD has fully performed all of its obligations under the Loan Documents; (ii) NBD has no obligation to continue to lend to Borrowers, or to forbear from enforcing its rights and remedies beyond the Forbearance Period (as hereinafter defined); (iii) any loans made after the date of this Agreement will be made in NBD's sole discretion; and
(iv) NBD has made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period (as hereinafter defined) will be extended beyond the expiration thereof.

         U. Each Party further acknowledges and agrees that the actions taken by NBD to date in furtherance of the Loan Documents are reasonable and appropriate under the circumstances and are within NBD's rights under the Loan Documents and applicable law.

         V. Each Party represents and warrants to NBD that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive



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

direct and substantial economic benefit from such Obligations, and from any other loans made or which may be made in the future to Borrowers.

         W. The Parties have informed NBD that they are in the process of seeking alternative sources of financing for Borrowers. The Parties have requested that NBD agree to forbear from exercising its rights and remedies under the Loan Documents and applicable law in connection with the Existing Defaults until March 5, 1999 to allow the Parties time to obtain alternative sources of financing and consummate transactions with respect thereto.

         X. Subject to the terms and conditions of this Agreement, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this Agreement, NBD has agreed to amend the Loan Documents and waive the Existing Defaults under the Loan Documents (including the Guarantor Loan Documents), as set forth below.

                                    AGREEMENT

         Based on the foregoing Recitals (which are incorporated herein as agreements, representations, warranties, and covenants of the respective Parties, as the case may be), and for other good and valuable consideration, the adequacy and receipt of which are acknowledged by each Party hereto, NBD and each Party agree as follows:

         1. FORBEARANCE. Subject to the following conditions and those set forth below, NBD agrees to forbear from enforcing its rights and remedies with respect to the Existing Defaults through March 5, 1999 (the "Forbearance Period"):

                  (a) There are no further Events of Default or defaults under the Loan Documents (including a worsening of the Existing Defaults beyond the Permitted Deviations, as defined below) and each Party fully complies with all the terms and conditions of this Agreement and the other Loan Documents; and

                  (b) NBD receives, on or before December 11, 1998 (the "Effective Date"), a fully-executed copy of this Agreement, acknowledged by counsel for each of the Parties as provided below, together with fully-executed copies of all of the Exhibits that require signature.

         2. DEMAND DISCRETIONARY FACILITY. The Credit Agreement is hereby amended to convert the Revolving Credit Facility to a demand discretionary facility. Under this facility (the "Demand Discretionary Facility"), NBD, in its sole and absolute discretion, may decide whether or not to make any future loans to Borrowers. NBD may refuse to advance for any reason or for no reason at any time, even if Borrowers have collateral availability to borrow under the Loan Documents and no Event of Default or default has occurred under such Loan Documents. UPON THE EARLIER OF (A) DEMAND (B) A DEFAULT OR EVENT OF DEFAULT UNDER THE LOAN DOCUMENTS OR THE FORBEARANCE AGREEMENT (OTHER THAN THE EXISTING DEFAULTS), OR (C) THE EXPIRATION OF THE FORBEARANCE PERIOD, THE DEMAND DISCRETIONARY FACILITY SHALL, AT



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

NBD'S OPTION AND WITHOUT FURTHER NOTICE, TERMINATE AND ALL OBLIGATIONS OF BORROWERS UNDER SUCH DEMAND DISCRETIONARY FACILITY SHALL BE DUE AND PAYABLE IN FULL. Any reference in any document or instrument (including the Credit Agreement) to the Revolving Credit Facility shall constitute a reference to the Demand Discretionary Facility and any reference in any document or instrument (including the Credit Agreement) to Revolving Loans shall constitute a reference to loans made under the Demand Discretionary Facility. The Credit Agreement is further amended to eliminate the requirement to pay any Commitment Fees (as defined in the Credit Agreement) which would have been due and payable after the Effective Date. Anything to the contrary in the Loan Documents notwithstanding, the fact that NBD in its sole and absolute discretion makes one or more Loans after the date of this Agreement does not in any way obligate NBD to make any other Loans under the Demand Discretionary Facility or otherwise.

         3. PERMITTED DEVIATIONS. Borrowers have informed NBD that the Existing Defaults set forth in Recitals (R)(i) and (ii) above may worsen during the Forbearance Period and Borrowers have requested that NBD make an allowance for this. Thus, as an accommodation to Borrowers, NBD agrees that it shall not be a worsening of the Existing Defaults or a new default under the Loan Documents or this Agreement so long as the following financial covenants are met during the Forbearance Period (the "Permitted Deviations"):

                  (a) Tangible Net Worth shall be no less than $3,000,000 at November 30, 1998; and no less than $3,900,000 at December 31, 1998 and thereafter; and

                  (b) Total Liabilities to Tangible Net Worth shall not exceed
         8.80 to 1.0 at November 30, 1998; or 7.25 to 1.0 at December 31, 1998
         and thereafter.

         If Borrowers violate these covenant requirements, then such violation shall be a new default under the Loan Documents and this Forbearance Agreement and, therefore, a breach of this Forbearance Agreement.

         4. INTEREST. The Credit Agreement is hereby amended to provide that, notwithstanding anything to the contrary in the Loan Documents, prior to the occurrence of a default or Event of Default under this Agreement or any of the other Loan Documents (excluding the Existing Defaults during the Forbearance Period, but including a worsening of such Existing Defaults) (a) all Obligations (other than the Obligations under the Charge Card Authorization the Instaloans, and the 1995 Mortgage Note) shall bear interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of 1% per annum above the rate announced from time to time by NBD as its prime rate, which may not be the lowest rate charged by NBD to any of its customers and (b) the 1995 Mortgage Note shall bear interest at the rate of 8.7% per annum (each, the "Applicable Rate"). After the occurrence of an Event of Default or default under this Agreement or the Loan Documents (excluding the Existing Defaults during the Forbearance Period, but including a worsening of such Existing Defaults), all of such Obligations at NBD's sole discretion shall bear interest at the rate of 3% per annum above the Applicable Rate (the "Default Rate"). Notwithstanding the foregoing, in



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no event whatsoever shall the rate of interest  charged under this Agreement or any agreement or note executed in connection herewith or referred to or incorporated herein exceed the highest rate permitted by applicable law. The fact that NBD is entitled to receive a higher rate of interest upon default is to compensate NBD for increased administrative and monitoring costs and shall not in any manner be deemed to have waived or modified any of NBD's rights in connection with the occurrence of a default or any Event of Default under this Agreement or any other Loan Document.

         5. AMENDED AND RESTATED NOTES. The Revolving Note is hereby amended, restated and replaced in its entirety by a Master Demand Business Loan Note, in the form of Exhibit A attached hereto (the "Amended Line of Credit Note"). The Equipment Note is amended and restated and replaced in its entirety by an Amended and Restated Equipment Note in the form of Exhibit B attached hereto (the "Amended Equipment Note"). The 1997 Mortgage Note is amended, restated and replaced in its entirety by a Second Amended and Restated Mortgage Note in the form of Exhibit C attached hereto (the "Amended 1997 Mortgage Note"). The 1995 Mortgage Note is hereby amended, restated and replaced in its entirety by an Amended and Restated Mortgage Note in the form of Exhibit D attached hereto (the "Amended 1995 Mortgage Note"). For convenience, the Amended Line of Credit Note, the Amended Equipment Note, the Amended 1997 Mortgage Note, and the Amended 1995 Mortgage Note are referred to herein, collectively, as the "Amended Notes." Any reference in any other document or instrument (including, but not limited to, the Credit Agreement) to the Revolving Note, the Equipment Note, the 1997 Mortgage Note, and the 1995 Mortgage Note shall constitute a reference to the Amended Notes. The Amended Notes are in substitution and exchange for the Notes and shall not in any circumstances be deemed a novation or to have paid, terminated, extinguished or discharged Borrowers' indebtedness evidenced by such Notes, all of which indebtedness shall continue under, and be evidenced and governed by, the Amended Notes.

                  ANYTHING TO THE CONTRARY NOTWITHSTANDING IN ANY NOTE OR ANY OTHER LOAN DOCUMENT, ALL OBLIGATIONS OF BORROWERS TO NBD, INCLUDING ALL OBLIGATIONS UNDER THE AMENDED NOTES, BORROWERS' OBLIGATIONS TO NBD UNDER THE INSTALOAN, AND BORROWER'S OBLIGATIONS TO NBD UNDER THE CHARGE CARD AUTHORIZATION SHALL BE DUE AND PAYABLE IN FULL UPON THE EARLIER OF (A) DEMAND (B) A DEFAULT OR EVENT OF DEFAULT UNDER THE LOAN DOCUMENTS OR THE FORBEARANCE AGREEMENT (OTHER THAN THE EXISTING DEFAULTS), OR (C) THE EXPIRATION OF THE FORBEARANCE PERIOD.





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


         6. BORROWING BASE.

         (a) The Parties acknowledge and agree that in the past, certain accounts receivable and inventory have been included in the Borrowing Base Formula which accounts receivable and inventory did not qualify as "Eligible Accounts Receivable" or "Eligible Inventory Receivable" under the Credit Agreement as described on Exhibit E-1. For convenience, all accounts receivable and inventory that do not meet the definition of "Eligible Accounts Receivable" and "Eligible Inventory" under the Credit Agreement, as amended hereby, including, without limitations, those categories of receivables and inventory described in Exhibit E-2, are referred to herein, respectively, as "Ineligible Receivables" and "Ineligible Inventory." Without limiting the discretion granted to NBD under the Credit Agreement to reasonably deem at any time for any reason that certain inventory or accounts receivable are ineligible, the Parties acknowledge and agree that the items set forth on Exhibit E-2 shall be Ineligible Accounts Receivable and Ineligible Inventory, notwithstanding that certain of such receivables or inventory may have been included in the Borrowing Base in the past.

         (b) The Parties acknowledge and agree that in the past, certain advances may have been made to Borrowers, even though Borrowers did not have availability under the Borrowing Base Formula set forth in the Loan Agreement ("Out-of-Formula Advances"). The Parties acknowledge and agree that notwithstanding that certain Out-of-Formula Advances may have been made in the past, NBD had and continues to have no obligation to make any Out-of-Formula Advances and any Out-of-Formula Advance permitted by NBD in the future shall be in NBD's sole and absolute discretion and shall not give rise to a right or expectation on the part of the Parties' to similar Out-of-Formula Advances at any time in the future. The Parties acknowledge and agree that it is NBD's current intention not to make any Out-of-Formula Advances.

         7. YEAR 2000 ISSUES. Borrowers will take all actions reasonably necessary to assure that Year 2000 Issues will not have a material adverse effect on the business, operations or financial condition of Borrowers. Upon NBD's request, Borrowers will provide NBD with a description of their plan to address Year 2000 Issues, including updates and progress reports. Borrowers will advise NBD of any reasonably anticipated material adverse effect on the business, operations or financial condition of Borrowers as a result of Year 2000 Issues.

         8. COMPENSATION. So long as any of the Obligations remain outstanding, no loans, distributions, advances or other payments of any kind or nature shall be made by any Borrower to any officers or any member of their immediate families, other than the following:

                           (i) Reasonable cash compensation in an amount no greater than the amount currently being paid to each such individual as of the date hereof, provided that such cash compensation is paid for services actually rendered by the applicable individual to Borrower;

                           (ii) Reasonable reimbursement for business expenses incurred in the ordinary course of business; and



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

                           (iii) Employee benefits provided in the ordinary course of business to other employees of Borrower consistent with past practices.

         9. TRANSACTIONS WITH AFFILIATES. Without NBD's prior written consent, which consent may be withheld at NBD's sole discretion, until all of the Obligations are paid in full, no advances will be made by any Borrower to any entity or individual affiliated with any Borrower, whether now existing or formed in the future, except with respect to inter-company transactions consistent with practice, and except for amounts to shareholders and members of their immediate families specifically permitted by Paragraph 8 above.

         10. NBD'S CONSULTANT. The Parties acknowledge that counsel to NBD may hire a financial consultant (the "Consultant") to assist such counsel in its evaluation of Borrowers' financial condition and Borrowers' relationship with NBD. The Parties shall provide the Consultant access to Borrowers' facilities, books and records and shall cooperate in good faith with the Consultant and shall request Borrowers' outside accountant (the "CPA") to cooperate in good faith in connection with the provision of all information requested by the Consultant (including copies of all information in the CPA's possession relating to the Parties). All information provided to the Consultant shall be held in confidence and used only by NBD and its agents in connection with transactions with the Parties.

         11. ADDITIONAL COVENANTS. In addition to the covenants already contained in the Loan Documents or elsewhere in this Agreement, Borrowers agree that the Loan Documents are hereby amended to include the following covenants:

                  (a) Except as specifically provided herein, Borrowers shall not make any loan or advance to any of their respective shareholders or affiliates without the prior written consent of NBD;

                  (b) Borrowers shall not incur any obligations for loans or leases without the prior written consent of NBD;

                  (c) Borrowers shall permit NBD or its agents to perform audits of the Collateral whenever deemed necessary by NBD. Notwithstanding the foregoing, NBD's current intention is to conduct audits no more frequently than quarterly. Borrowers shall compensate NBD for those audits in accordance with NBD's schedule of fees, as may be amended from time to time;

                  (d) Borrowers shall not permit any tax or other liens to be placed on any of their property;

                  (e) The Parties shall immediately notify NBD in writing of any legal proceeding brought by or against any Borrower or any Guarantor.




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

                  (f) Borrowers shall not permit their EBITD to be less than $350,000 for the month ended November 30, 1998, and $1,100,000 for the month ended December 31, 1998 and for each month thereafter.

         12. ADDITIONAL REPORTING. In addition to any reports or information required by the Loan Documents or this Agreement (which must be provided timely), or that NBD may hereafter request, each Party must provide NBD with:

                  (a) Within one day of receipt, copies of written notices of default received from other creditors;

                  (b) Within one day of gaining knowledge thereof, any adverse information regarding any Party;

                  (c) Daily, a Borrowing Base Certificate in a form and detail reasonably acceptable to NBD, executed by an authorized agent of the Loan Parties and completed and sent by facsimile with the originals to follow by U.S. Mail. The current form utilized by Borrowers is acceptable so long as Borrowers add sections detailing the prior day's loan balance, requested advance or paydown, the resulting loan balance and the excess availability.

                  (d) As soon as available and in any event within 20 days after the end of each calendar month, a report listing the accounts receivable aging, accounts payable aging and a perpetual inventory report summarized by commodity code of Borrowers, in a form and detail reasonably acceptable to Bank, executed by an authorized agent of Borrowers and completed as of the end of the most recently ended month;

                  (e) Within 20 days after the end of the first eleven months of each year and by January 31 for the month of December, a balance sheet as of the end of such month and statements of income, retained earnings and cash flows from the beginning of the fiscal year to the end of such month, certified as correct by one of Borrowers' authorized agents, together with a calculation showing the actual cash flows for such month as compared to the cash flows for such month set forth in the Projections;

                  (f) Monthly by the 15th of each month, an updated list of all patents, patent applications, copyrights, trademarks, or trade names of Borrowers; and

                  (g) Such other documents, certificates, financial reports or statements as Bank may reasonably request.

         13. DEFAULTS. In addition to any other Events of Default or defaults provided for in the Loan Documents, and without waiver of the demand and discretionary provisions of the Loan Documents, the occurrence of any of the following constitutes an Event of Default and a default under this Agreement (and each Loan Document):

                  (a) If any Party fails to comply with any term or condition in this Agreement (or any agreement referred to or incorporated herein) or the Loan Documents (other than the Existing Defaults);

                  (b) If any material adverse change occurs in any Borrower's financial condition or business prospects;

                  (c) If any lender, supplier, creditor, lessor, bond holder or representative thereof (collectively, "Creditor") of any Party shall (i) obtain a judgment against any Party or (ii) receives from any Borrower any prepayments of obligations;

                  (d) If any representation or warranty made by any Party in this Agreement or in connection with the negotiation hereof is untrue as of the date made;

                  (e) If attachment by way of seizure, levy, lien or otherwise of any assets of any one or more of the Parties;

                  (f) If the filing of any notice of lien, levy or assessment by any government, department or agency or the fact that any taxes or debts owing (including the Unpaid Taxes) become a lien or encumbrance upon any assets of any of the Parties; and

                  (g) If any Borrower fails to pay or cause to be paid when due any and all taxes with respect to such Borrower's business, including, without limitation, payroll taxes and real property taxes, other than the Unpaid Taxes.

                  (h) If any Borrower defaults under any agreement, document or instrument by and among such Borrower and NBD or any of its affiliates, or by and among such Borrower and any other bank, financial institution, lending agency, or leasing agency who has provided financing of any nature to such Borrower, including without limitation, any Junior Creditor, except for those defaults listed on Exhibit F attached hereto (the "Textron Existing Defaults") under the Borrowers' loan documents with such Junior Creditors.

                  (i) If any Junior Creditor accelerates the obligations owing to it by any of the Parties, or otherwise attempt to enforce its rights under any of their loan documents with any of the Parties, on account of the Textron Existing Defaults, or otherwise.

         14. WRITTEN DOCUMENTS CONTROL. The Parties acknowledge and agree that in the past, certain terms and provisions of the Loan Documents may not have been complied with and may have been temporarily waived or modified through certain temporary oral agreements or waivers among the Parties and NBD. Each Party acknowledges and agrees that any and all of such oral agreements or waivers are hereby terminated and each Party's duties, obligations, rights and responsibilities with respect to the Loan Documents and this Agreement shall be governed solely in accordance with the terms and conditions of the written Loan Documents between the Parties and NBD, and this Agreement, together with all written supplements or amendments, thereto or hereto, but exclusive of all present or future oral agreements between NBD and any one or more of the Parties.

         15. BANK ACCOUNTS. The Parties represent and warrant to NBD that all of the financial and bank accounts of Borrowers of any nature, including, without limitation, checking and savings accounts, time deposit accounts and operating and other deposit accounts and money market and other investment accounts (collectively, the "Bank Accounts"), other than those listed on Exhibit G attached hereto (the "Excluded Accounts") are maintained with NBD, and Borrowers maintain no such accounts with any other bank, financial institution or other third party (other than the Excluded Accounts). The Parties acknowledge and agree that Borrowers shall continue to maintain all of such Bank Accounts (other than the Excluded Accounts) with NBD, and all revenues of Borrowers will be deposited in an NBD Bank Account immediately upon receipt.

         16. NO OVERDRAFTS. The Parties acknowledge that, notwithstanding that NBD may have honored overdrafts in the past, hereafter, neither NBD nor any of its affiliates are obligated, under any circumstances, to honor any checks or other items presented to NBD or such affiliates for payment for which there are insufficient available funds in any Borrower's accounts and NBD or such affiliates, as the case may be, may return any such items so presented.

         17. AUTHORITY TO DEBIT ACCOUNTS. If any payment called for by the Loan Documents, this Agreement or any other agreement referred to or incorporated herein, or any other present or future agreements between NBD or any of its affiliates on the one hand, or any party on the other hand, is not paid when and as called for under the terms of such agreement, then NBD or any of its affiliates may debit any one or more of any Party's accounts at NBD or any of its affiliates for such amount. The fact that NBD or any of its affiliates has debited any such account will in no way waive or diminish any default for the failure to make such payment when and as due.

         18. NO FURTHER FORBEARANCE IMPLIED. Each Party acknowledges that NBD has no obligation to continue making Loans or extend the term of the Forbearance Period or forbear from enforcing its rights and remedies after the Forbearance Period, and nothing contained herein or otherwise is intended to be or is a promise or agreement to continue making Loans, or to extend the term of the Forbearance Period beyond the expiration thereof. Furthermore, no future agreement by NBD to continue making Loans, or to extend the term of the Forbearance Period beyond the expiration thereof, or any other agreement, is valid or enforceable unless it is contained in a written agreement signed by NBD.

         19. FORBEARANCE FEE. In consideration for NBD agreeing to forbear from exercising its rights and remedies under the Loan Documents with respect to the Existing Defaults as provided herein, Borrowers shall pay to NBD a forbearance fee in the amount of $75,000 simultaneously with the execution of this Agreement, plus $25,000 the first day of each month until all Obligations are paid in full, collectively, the "Forbearance Fee."

         20. EXPENSES, FEES AND COSTS; INDEMNIFICATION

                  (a) Each Party, jointly and severally, shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by NBD, including fees of counsel and court costs, in any way arising from or in connection with this Agreement, any Collateral, any Loan Document, any Obligations, or the business relationship between NBD on the one hand and any one or more of the Parties on the other hand, including, without limitation: (1) Audit Fees (as defined in Paragraph 21 below); (2) all fees and expenses (including recording fees and insurance policy fees) of NBD and counsel for NBD for the preparation, examination, approval, negotiation, execution and delivery of, or the closing of any of the transactions contemplated by, this Agreement or any of the Loan Documents; (3) all fees and out-of-pocket disbursements incurred by NBD, including attorneys' fees, in any way arising from or in connection with any action taken by NBD to monitor, advise, administer, enforce or collect any of the Obligations (including under this Agreement, the Guarantor Loan Documents, and any other Loan Document, or otherwise), or any other obligations of any one or more of the Parties, whether joint, joint and several, or several, under this Agreement, any Loan Document, any other existing or future document or agreement, or arising from or relating to the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand, or otherwise securing any of the Obligations, including any actions to lift the automatic stay or to otherwise in any way monitor or participate in any bankruptcy, reorganization or insolvency proceeding of any one or more of the Parties; (4) all expenses and fees (including attorneys' fees) incurred in relation to, in connection with, in defense of or in prosecution of any litigation instituted by any one or more of the Parties, NBD, or any third party, against or involving NBD arising from, relating to, or in connection with any of the Obligations, or any one or more of the Parties' other obligations, this Agreement, any Collateral, any Loan Document, or the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand, including any so-called "lender liability" action, any claim and delivery or other action for possession of, or foreclosure on, any of the Collateral, post-judgment enforcement of any rights or remedies including enforcement of any judgments, and prosecution of any appeals (whether discretionary or as of right and whether in connection with pre-judgment or post-judgment matters); (5) all costs, expenses, and fees incurred by NBD or its agents in connection with appraisals and reappraisals of all or any of the Collateral (and each Party must fully cooperate with such appraisers and make its property available for appraisal in connection with as many appraisals as NBD may request); (6) all costs, expenses, and fees incurred by NBD or its counsel in connection with consultants, including, without limitation, the Consultant, expert witnesses, or other professionals retained by NBD or its counsel, to assist, advise, or give testimony with respect to any matter relating to the Collateral, the Obligations, the Loan Documents, the Guaranty, or the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand (and each Party must fully cooperate with such Consultant, expert witness or other professional and shall make its premises, books and records, accounting systems, computer systems and other media for the recordation of information available to such persons); and (7) all costs, expenses and fees incurred by NBD in connection with any environmental investigations including, but not limited to, Phase I, Phase II and

Phase III environmental audits (and each Party agrees that NBD or its agents may enter on its premises at any time to conduct such environmental investigations). Each Party's agreement, jointly and severally, to be responsible for NBD's attorneys' fees and costs applies regardless of whether or not NBD prevails in whole or in part in any action, proceeding, litigation, or otherwise, and regardless of the nature of any action or litigation or the theories or bases of recovery or defense. Each Party, jointly and severally, agrees to indemnify NBD for all Claims (as hereinafter defined) which may be imposed on, incurred by, or asserted against NBD in connection with this Agreement, any Loan Document, or the transactions contemplated hereby or thereby, or the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand.

                  (b) All of the foregoing costs, expenses, reimbursement obligations, and indemnification obligations are part of the Obligations and are secured by all of the Collateral.

                  (c) "Claims" means any demand, claim, action or cause of action, damage, liability, loss, cost, debt, expense, obligation, tax, assessment, charge, lawsuit, contract, agreement, undertaking or deficiency, of any kind or nature, whether known or unknown, fixed, actual, accrued or contingent, liquidated or unliquidated (including interest, penalties, attorneys' fees and other costs and expenses incident to proceedings or investigations relating to any of the foregoing or the defense of any of the foregoing), whether or not litigation has commenced.

         21. VERIFICATION OF ACCOUNTS/AUDITS. Attached hereto as Exhibit H is a true and complete list, including accurate addresses and contact persons of all of each Borrower's customers and account debtors. The Parties agree that, NBD, through its employees or authorized agents, is permitted to send a letter to and otherwise contact each Borrower's customers and account debtors to verify account receivable balances. In addition, NBD shall be permitted full and complete access to each Borrower's facilities, and books and records to conduct audits as often as NBD reasonably desires. Notwithstanding the foregoing, NBD's current intention is to conduct audits no more frequently than quarterly. The cost of such audits is part of the Obligations, is secured by all Collateral, and must be paid by Borrowers within ten (10) days of receipt of an invoice therefor (the "Audit Fees"). The Audit Fees are in addition to all other interest, fees, costs, and expenses provided for in the Loan Documents or this Agreement.

         22. OTHER DOCUMENTS. Each Party must execute, or cause to be executed, any documents requested by NBD to carry out the intent of or to implement this Agreement, the Guarantor Loan Documents, or any other Loan Document.

         23. CROSS DEFAULT/CROSS COLLATERALIZATION/REMEDIES. An Event of Default or a default under this Agreement (or any agreement referred to or incorporated herein) is an Event of Default or a default under each document and agreement comprising the Loan Documents (including the Guarantor Loan Documents), and an Event of Default or a default under any document or agreement comprising the Loan Documents (including the Guarantor Loan Documents) is an Event of Default or a default under the terms of this Agreement (and all agreements referred to or incorporated herein). Immediately upon the occurrence of an Event of Default or a default under this Agreement, any Loan Document or any document executed in connection herewith or referenced herein, and without notice or an opportunity to cure such Event of Default or default, NBD has the right to exercise any remedies provided in this Agreement, the Loan Documents, and under applicable law, and the Forbearance Period will automatically expire at NBD's election, without further notice and, at NBD's election but without notice, all of each Party's obligations to NBD (including the Obligations and the Guarantors' obligations under the Guarantor Loan Documents) will be immediately due and payable. In any event, from and after the earlier of expiration of the Forbearance Period or the occurrence of an Event of Default or a default under this Agreement or any Loan Document, NBD may immediately take action to enforce its rights and remedies under the Loan Documents (including enforcement action on account of the Existing Defaults), this Agreement, and applicable law, including collecting the Obligations and foreclosing on the Collateral. Each of the Parties acknowledges and agrees that it was and remains each Party's intent that a default by any Party under any of its Obligations to NBD shall be deemed to be a default under each document or agreement evidencing all of the other Parties' Obligations to NBD, and all Collateral pledged by a Party to secure that Party's Obligations to NBD also secures all of the other Parties' Obligations to NBD. Each Party agrees to execute and deliver to NBD any security agreements, financing statements or other documents NBD may deem necessary or desirable to effectuate the above-referenced provisions. ABSENT THE PRIOR OCCURRENCE OF AN EVENT OF DEFAULT, DEFAULT OR PRIOR DEMAND FOR PAYMENT, ALL OBLIGATIONS, AND GUARANTORS' OBLIGATIONS UNDER THE GUARANTOR LOAN DOCUMENTS ARE DUE AND PAYABLE IN FULL AT THE EXPIRATION OF THE FORBEARANCE PERIOD.

         24. LOAN DOCUMENTS, GUARANTIES AND MORTGAGES CONTINUE. Except as expressly modified and amended by the terms of this Agreement, all other terms and conditions of the Loan Documents (including the Guarantor Loan Documents and the Mortgages) remain in full force and effect and are hereby ratified, confirmed, and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement govern and control. Without limiting the generality of the foregoing, (a) each Guarantor acknowledges and agrees that the Guaranties extend to cover all of the Obligations of Borrowers to NBD, including without limitation, all of such Obligations under this Agreement and under the Loan Documents, and (b) each Party acknowledges and agrees that the Mortgages extend to cover all of Borrowers' Obligations to NBD, including without limitation, all of such Obligations under this Agreement and under the Loan Documents.

         25. RESERVATION OF RIGHTS/NO WAIVERS. This Agreement grants a limited forbearance until the expiration of the Forbearance Period on the terms and conditions set forth in this Agreement. Except for such forbearance through the expiration of the Forbearance Period, all of NBD's rights and remedies against each Party and the Collateral are expressly reserved, including all rights and remedies resulting from, or arising in connection with, the Existing Defaults. Likewise, nothing herein is a waiver of any Existing Defaults, or other defaults existing as of the date hereof, or an agreement to consent to further worsening of such

Existing Defaults, or new Events of Default or defaults, or in any way prejudices NBD's rights and remedies under the Loan Documents (including the Guarantor Loan Documents), or applicable law. Further, NBD has the right to waive any terms, provisions, or conditions in this Agreement or the Loan Documents in its sole discretion, and any such waiver does not prejudice, waive, or reduce any other right or remedy which NBD may have against any one or more of the Parties. No waiver of rights or any condition of this Agreement, the Loan Documents, or any other agreement by NBD is effective unless the same is contained in a writing signed by an authorized agent of NBD.

         26. CREDIT INQUIRIES. In the event customers, buyers, investors, potential alternative financing sources, or other parties ask NBD about the current lending relationship among NBD and any one or more of the Parties, each Party agrees that NBD may refer such inquiries to Medar.

         27. ENTIRE AGREEMENT, ETC.

                  (a) This Agreement and the Exhibits hereto constitute the Parties' and NBD's entire understanding with respect to the subject matter hereof. Modifications or amendments to this Agreement must be in writing and signed by the party to be charged in order to be effective. This Agreement is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Agreement is binding on each Party and its respective successors, assigns, heirs, and personal representatives and shall inure to NBD's benefit and its successors and assigns. If any provision of this Agreement conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Agreement.

                  (b) This Agreement is being entered into among competent persons who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel), and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Agreement will not necessarily be construed against any particular party as the drafter of such language.

                  (c) This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument. Facsimile copies of signatures are to be treated as original signatures for all purposes.

                  (d) References in the Loan Documents and all other documents executed in connection with the Loan Documents (as each of the foregoing is amended hereby) to the Loan Documents mean the Loan Documents as amended by this Agreement.

                  (e) The term "including" means including, without limitation, and the term "includes" means includes, without limitation.

                  (f) All headings are inserted for convenience only and do not affect the construction or interpretation of this Agreement.

         28. ADDITIONAL REPRESENTATIONS. Each Party represents and warrants to NBD that:

                  (a) Each Borrower's execution, delivery, and performance of this Agreement and all agreements and documents delivered in connection herewith by such Borrower, have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of such Borrower's stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or it articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

                  (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by any Borrower of this Agreement and all agreements and documents delivered in connection with this Agreement.

                  (c) This Agreement and all agreements and documents delivered pursuant hereto by any one or more of the Parties are the legal, valid and binding obligations of each such Party enforceable against each such Party in accordance with the terms thereof.

                  (d) After giving effect to the amendments contained herein and effected pursuant hereto, all representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  (e) Except for the Existing Defaults, each Party has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

                  (f) Borrowers' compiled financial statement for the fiscal year ended December 31, 1997, and Borrowers' interim financial statements for the nine-month period ended September 30, 1998, copies of which have been furnished to NBD, fairly present Borrowers' financial condition at such dates and the results of Borrowers' operations for the periods indicated, all substantially in accordance with generally accepted accounting principles applied on a consistent basis (except for absence of footnotes in interim statements).

                  (g) No Party has assigned any claim, set off or defense to any individual or entity.

                  (h) This Agreement and all of the Exhibits and other written material delivered by any one or more of the Parties to NBD in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to NBD that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

                  (i) All Parties executing this Agreement in a representative capacity warrant that they have authority to execute this Agreement and legally bind the entity they represent.

         29. SURVIVAL; RELIANCE. All agreements, representations and warranties made in this Agreement (and all agreements referred to or incorporated herein) survive the execution of this Agreement (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Agreement (or any documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by NBD (including by its agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by NBD, notwithstanding any investigation heretofore or hereafter made by NBD or its agents.

         30. NOTICES. Any notice or other communication required or permitted to be given under this Agreement or any of the Loan Documents must be in writing and delivered personally, telegraphed, telecopied or telexed, or mailed (by certified or registered mail or by recognized overnight courier), postage prepaid, and is deemed given when so delivered personally, telegraphed or telexed, or if mailed, one day after the date of mailing, addressed as follows (or to any another address as to which any party so advises the other parties in writing):

                  (a)   If to Borrowers
                        or Guarantors:   Medar, Inc.
                                         38700 Grand River Ave.
                                         Farmington Hills, MI  48335-1563
                                         Telecopy (248) 615-2971
                                         Attn: Richard R. Current

                        With a copy to:  Warren, Cameron, Faust & Asciutto, P.C.
                                         2161 Commons Parkway
                                         Okemos, MI  48864
                                         Telecopy:  (517) 349-3311
                                         Attn:  Josephine L. Cameron


                  (c)   If to NBD:       NBD Bank
                                         701 First National Building
                                         Detroit, Michigan  48226
                                         Telecopy:  (313) 225-4355
                                         Attn:  Oliver J. Glenn, III

                        With a copy to:  Honigman Miller Schwartz and Cohn
                                         2290 First National Building
                                         Detroit, Michigan  48226-3583
                                         Telecopy:  (313) 465-8026
                                         Attn:    Carol A. Clark

         31. DISCRETIONARY LOANS; DEMAND OBLIGATIONS. Notwithstanding any provisions of this Agreement, it is understood and agreed that NBD is at no time obligated to make any Loan, despite compliance with any express conditions precedent thereto, and NBD may at any time make demand for payment of the Obligations, notwithstanding that there may then exist no Event of Default or default. ABSENT PRIOR DEMAND BY NBD, OR A WRITTEN AGREEMENT SIGNED BY NBD TO THE CONTRARY, ALL OF THE OBLIGATIONS SHALL BE DUE AND PAYABLE IN FULL ON THE EARLIER OF (A) A DEFAULT UNDER THE LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, OR (B) THE EXPIRATION OF THE FORBEARANCE PERIOD.

         32. IMPAIRMENT OF COLLATERAL. The execution and delivery of this Agreement (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to NBD. No security taken before or after as security for the Obligations impairs or affects this Agreement (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

         33. TIME IS OF THE ESSENCE. Each Party acknowledges and agrees that time is of the essence as to each and every term and provision of this Agreement and each Loan Document.

         34. ADVERSE EVENTS. Promptly upon gaining knowledge thereof or at such time as any Party should have known thereof, each Party must inform NBD of the occurrence of any Event of Default, or default, or any event which with the lapse of time or service of notice or both would constitute an Event of Default or default under this Agreement or any of the Loan Documents, or of any other occurrence which has or could reasonably be expected to have a materially adverse effect on any Party's business, properties, or financial condition or upon any Party's ability to comply with its obligations under this Agreement or the Loan Documents (including the Guarantor Loan Documents).

         35. NON-WAIVER. No failure or delay on the part of NBD in the exercise of any power or right, and no course of dealing between any one or more of the Parties or any Personal Guarantor and NBD, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to NBD at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives NBD's right to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this Agreement or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Agreement or the Loan Documents, is effective only if in writing signed by an authorized officer of NBD, and only in the specific instance and for the specific purpose for which given.

         36. NO OTHER PROMISES OR INDUCEMENTS. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Agreement other than those which are set forth in this Agreement.

         37. ADDITIONAL AGREEMENTS. Prior to or simultaneously with the execution and delivery of this Agreement (or such other date as is indicated below), the Parties shall cause to be executed and delivered to NBD the following documents:

                  (a) The Amended Notes executed by Borrowers or Medar as applicable, (Exhibits A-D);

                  (b) The description of Eligible Receivables and Eligible Inventory attached hereto as Exhibit E-1;

                  (c) Borrowers' Ineligible Receivables and Inventory attached hereto as Exhibit E-2;

                  (d) Textron Existing Defaults (Exhibit F);

                  (e) Excluded Accounts of Borrowers (Exhibit G);

                  (f) List of Borrowers' Customers and Account Debtors attached hereto as Exhibit H;

                  (g) Certificate of Resolutions in the form attached as Exhibit I hereto, executed by Borrowers;

                  (h) A UCC Financing Statement and UCC Fixture Filing in the forms of Exhibit J attached hereto;

                  (i) An amendment to the Patent Assignment in the form of Exhibit L updating the list of patents attached hereto;

                  (j) Written evidence of insurance coverage with respect to foreign accounts receivables;

                  (k) A First Amendment to Mortgage for the Premises in the Forms of Exhibits M-1 and M-2 attached hereto; and

                  (l) Such other financing statements, resolutions, searches and other documents and agreements reasonably required by NBD, to effectuate the transactions contemplated by this Agreement.

         38. SUBORDINATION AGREEMENTS. ANYTHING CONTAINED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT RESTRICTS OR PROHIBITS NBD'S RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR(S) ON ACCOUNT OF THE EXISTING DEFAULTS OR OTHERWISE. Without limiting the generality of the previous sentence and notwithstanding any provision of any Subordination Agreement to the contrary, Guarantors agree jointly and severally that all amounts owing by any Borrower to any of them, however evidenced, present or future (the "Subordinated Indebtedness") are subordinated to all of the Obligations, AND HEREBY WAIVE ALL RIGHTS TO RECEIVE PAYMENTS ON OR RELATED TO THE SUBORDINATED INDEBTEDNESS UNTIL SUCH TIME AS NBD HAS RECEIVED PAYMENT IN FULL WITH RESPECT TO THE OBLIGATIONS.

         39. PAYMENTS TO OFFICERS. Effective immediately, all dividends, distributions and other payments to officers, present or future, whether by way of stock redemption, payments on preferred stock, or deferred compensation, principal or interest, shall cease in their entirety, except for those payments specifically permitted by this Agreement, other than in connection with a 401K Plan.

         40. STATUTE OF FRAUDS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN NBD, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS AGREEMENT AND DO NOT SURVIVE THE EXECUTION OF THIS AGREEMENT.

         41. RELEASE. AS OF THE DATE HEREOF EACH PARTY REPRESENTS AND WARRANTS THAT HE, SHE OR IT IS AWARE OF, AND POSSESSES, NO CLAIMS OR CAUSES OF ACTION AGAINST NBD. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH PARTY INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE PARTIES, EACH OF THEIR AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES NBD, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FOREGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY NBD UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH NBD AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE PARTIES, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE PARTIES HAS OR MAY HAVE HAD WITH NBD AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE.

         42.      WAIVER OF JURY TRIAL AND BOND; SUBMISSION
                  TO JURISDICTION; AND ACKNOWLEDGMENT.

                  (A) ANY JUDICIAL PROCEEDING AGAINST ANY ONE OR MORE OF THE PARTIES BROUGHT BY NBD WITH RESPECT TO ANY TERM OR CONDITION OF THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND NBD MAY BE BROUGHT BY NBD IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF MICHIGAN, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY AND NBD ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR

RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER PRESENT AND FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND NBD. EACH PARTY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO THEM AT THEIR ADDRESSES SET FORTH IN THIS AGREEMENT. EACH OF THE PARTIES WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND OR SURETY WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF NBD. NOTHING CONTAINED IN THIS SECTION AFFECTS NBD'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECTS NBD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ONE OR MORE OF THE PARTIES OR ANY ONE OR MORE OF THEIR PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY PARTY AGAINST NBD INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND NBD, MUST BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF MICHIGAN. EACH PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER OR IN CONNECTION HEREWITH AND MAY NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NONCONVENIENS.

                  (B) EACH PARTY ACKNOWLEDGES THAT (1) HE, SHE OR IT HAS FULLY READ ALL OF THIS AGREEMENT AND HAS BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF HIS, HER OR ITS CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL OR ADVISORS, KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTERS INTO THIS AGREEMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF HIS, HER OR ITS BUSINESS JUDGMENT, (2) THIS AGREEMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE, (3) HE, SHE OR IT HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND IS NOT RELYING ON THE OPINIONS OR ADVICE OF NBD OR HIS, HER OR ITS AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS AGREEMENT.

                  (C) THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT

MAY BE WAIVED. NBD AND EACH PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENTS BETWEEN ANY OF THE PARTIES. NO PARTY WILL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. EACH PARTY AND NBD AGREE THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

WITNESS                                NBD BANK


                                       By:
                                          -------------------------------------
                                              Name:  Oliver J. Glenn, III
----------------------------------                   --------------------------
                                                     Title: Vice President
                                                           --------------------

WITNESS                                MEDAR, INC.


                                       By:
                                          -------------------------------------
                                              Name:
----------------------------------                   --------------------------
                                              Title:
                                                           --------------------

Subscribed and sworn to before me this      day of               , 1998.
                                       ----        --------------

                                       ----------------------------------------
                                       Notary Public,                 County, MI
                                                      ---------------
                                       My Commission Expires:
                                                             ------------------
[Signatures continued on Page 26]

[Signatures continued from Page 25]



WITNESS                                MEDAR CANADA, LTD.


                                       By:
                                          -------------------------------------
                                              Name:
----------------------------------                   --------------------------
                                              Title:
                                                           --------------------

Subscribed and sworn to before me this      day of               , 1998.
                                       ----        --------------

                                       ----------------------------------------
                                       Notary Public,                 County, MI
                                                      ---------------
                                       My Commission Expires:
                                                             ------------------


WITNESS                                INTEGRAL VISION, LTD.


                                       By:
                                          -------------------------------------
                                              Name:
----------------------------------                   --------------------------
                                              Title:
                                                           --------------------

Subscribed and sworn to before me this      day of               , 1998.
                                       ----        --------------

                                       ----------------------------------------
                                       Notary Public,                 County, MI
                                                      ---------------
                                       My Commission Expires:
                                                             ------------------

                            COUNSEL'S ACKNOWLEDGMENT

         I have represented Medar in negotiating and executing the foregoing Amendment and Forbearance Agreement. I have explained the legal effect and ramifications of the Agreement to my clients. I am of the opinion that (1) the Agreement is valid, enforceable and binding according to its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting creditors' rights generally, and to general principals of equity, and (2) the parties I represent executing this agreement in representative capacities are authorized to do so.

                                     WARREN, CAMERON, FAUST & ASCIUTTO, P.C.


                                     ---------------------------------------
                                           Josephine L. Cameron